SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Amended Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): December 1, 2001

                         Commission File No.: 000-32999



                             LeBlanc Petroleum, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                          86-1031851
---------------------------------                -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                   5527 East Camelback, Phoenix, Arizona 85018
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  (602)522-8649
                            ------------------------
                            (Issuer telephone number)


                                    JBO, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

                  4213 North Tabor Street, Mesa, Arizona 82515
          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     On December 1, 2001, JBO, Inc. (the "Company" or "Registrant") entered into a Plan of Merger with LeBlanc Petroleum, Incorporated("LeBlanc"), a private Arizona corporation, providing that the Company issue one share of its common stock for each share owned by the shareholders of LeBlanc. No shareholders of LeBlanc exercised their right to dissent to the merger, therefore, all of the 9,000,000 issued and outstanding shares of LeBlanc were acquired by the Company. On December 1, 2001, the Company redeemed 2,250,000 shares of its common stock from William D. O'Neal and 2,250,000 shares of its common stock from Stephen F. Burg. As a result, there were 9,500,000 shares of the Company's common stock issued and outstanding following the merger with the shareholders of LeBlanc owning, on a pro rata basis, approximately 94.74% of those shares and the original shareholders of the Company owning, on a pro rata basis, approximately 5.26% of the shares.

     After taking into consideration the 9,000,000 shares issued to acquire shares of LeBlanc and the redemption of 4,500,000 shares formerly outstanding shares, shareholders who presently beneficially own 5% or more of the voting stock of the Company are:

Gordon M. LeBlanc, Jr.            2,850,000  Shares (30.0%)

Marilyn K. LeBlanc                1,600,000  Shares (16.8%)

Annie B. Malone                     750,000  Shares ( 7.9%)

G. Maurice LeBlanc III              600,000  Shares ( 6.3%)

Katie O. LeBlanc                    600,000  Shares ( 6.3%)

Annie L. LeBlanc                    600,000  Shares ( 6.3%)

     Pursuant to the Plan of Merger, the officers and directors of the Company were immediately replaced by the respective officers and directors of LeBlanc who will serve until the next annual meeting of the shareholders.

Item 2. Acquisition of Assets.

     On December 1, 2001, the Company agreed to the merger of LeBlanc with and into the Company, by agreeing to acquire from the shareholders of LeBlanc up to 9,000,000 shares of the issued and outstanding stock of LeBlanc by issuing one share of the Company's common stock for each share of LeBlanc acquired. LeBlanc presently owns working interests in five producing gas wells in the Dixie Gas Field of Caddo Parish, Louisiana and intends to expand its operations through an oil and natural gas exploration and development program with initial projects in the San Juan Basin of New Mexico. The terms of the merger, including the one-for-one exchange of shares between the Company and LeBlanc, took into account the existing assets and expertise of LeBlanc's management and were the result of arms'-length negotiations between the Company and the principal shareholders of LeBlanc.


Item 5. Other Events.

     The Company's Articles of Incorporation were amended on December 3, 2001, to change the Company's name to LeBlanc Petroleum Incorporated.

Item 7. Financial Statements and Exhibits.

                    Financial Statements table of contents

   Balance Sheet (Assets) .................................................. F-4

   Balance Sheet (Liabilities) ............................................. F-5

   Statement of Operations ................................................. F-6

   Statement of Stockholders' Equity ....................................... F-7

   Statement of Cash Flows ................................................. F-8

   Notes to financial statements ....................................F-9 to F-15

                            LeBlanc Petroleum, Inc.
                                  Balance Sheet
                 as of December 31, 2001 and November 23, 2001


                                     Assets

                                                      December 31,  November 23,
                                                          2001          2001
                                                     ------------- -------------
Cash                                                  $        124  $          -
                                                     ------------- -------------

   Total Current Assets                                        124             -
                                                     ------------- -------------
Oil and Gas Properties, using
   successful efforts accounting

   Proved Properties                                        20,000
   Unproved Properties                                     102,963

   Accumulated Depreciation,
   depletion, amortization and/or
   impairment                                                  (88)
                                                     ------------- -------------
   Net Oil and Gas Properties                              122,875             0
                                                     ------------- -------------
Other Assets                                                     0             0
                                                     ------------- -------------
   Total Assets                                       $    122,999  $          -
                                                     ============= =============

         The accompanying notes are an integral part of these statements
                                      F-4

                             LeBlanc Petroleum, Inc.
                                  Balance Sheet
                  as of December 31, 2001 and November 23, 2001


                                   Liabilities

                                                      December 31,  November 23,
                                                          2001          2001
                                                     ------------- -------------
Exploration Advances                                  $      1,462  $          -
Production Expense Advances                                    242
Due to Officer                                              58,500
Recapitalization Payable                                   140,000
                                                     ------------- -------------
   Total Current Liabilities                               200,204             0
                                                     ------------- -------------
Commitments and Contingencies

                              Stockholders' Equity

Common Stock, authorized shares
   outstanding shares December 31,
   2001 9,000,000 November 23, 2001
   no shares                                                 9,500             0

Additional Paid in Capital                                  64,535             0

Retained Earnings (Loss)                                  (151,240)            0
                                                     ------------- -------------
   Total Stockholders' Equity                              (77,205)            0
                                                     ------------- -------------
   Total Liabilities and Stockholders' Equity         $    122,999  $         -
                                                     ============= =============

         The accompanying notes are an integral part of these statements
                                      F-5

                            LeBlanc Petroleum, Inc.
                            Statement of Operations
 for the period from November 23, 2001 to December 31, 2001 and the period from
               November 23, 2001 (inception) to December 31, 2001


                                                  for the period  for the period
                                                    November 23,    November 23,
                                                      2001 to    2001 (inception)
                                                    December 31, to December 31,
                                                        2001            2001
                                                 --------------- ---------------
Revenues
   Oil and Gas Sales                              $          222  $          222
                                                 --------------- ---------------
   Total Revenue                                             222             222
                                                 --------------- ---------------
Expenses
   Production Expenses                                       463             463
   Depreciation, Depletion and or
   Amortization                                               88              88
   Organizational and Recapitalization
   Expenses                                              150,411         150,411
   General and Adminiatrative Expenses                       500             500
                                                 --------------- ---------------
   Total Expenses                                        151,462         151,462
                                                 --------------- ---------------
Income before Provision for Income Taxes                (151,240)       (151,240)

Provision for Income Taxes                                     0               0
                                                 --------------- ---------------
Net Income (Loss)                                 $     (151,240) $     (151,240)
                                                 =============== ===============

Primary and Diluted Earnings per Share                     (0.02)          (0.02)
                                                 --------------- ---------------
Weighted Average Number of Common
   Shares Outstanding                                  9,434,211       9,434,211
                                                 --------------- ---------------

         The accompanying notes are an integral part of these statements
                                      F-6

                            LeBlanc Petroleum, Inc.
                       Statement of Stockholders' Equity
            from November 23, 2001 (inception) to December 31, 2001

                                                  Common Stock        Additional Accumulated      Total
                                                 Shares      Amount     Paid in    Deficit        Equity
                                                                        Capital
                                             ----------- ----------- ----------- ----------- -----------
Initial Capitalization, November 23, 2001      9,000,000  $    9,000  $   65,000  $        -  $   74,000

Reverse Merger with JBO                          500,000         500        (465)                     35

Deficit for year                                                                    (151,240)   (151,240)
                                             ----------- ----------- ----------- ----------- -----------
Balance, December 31, 2001                     9,500,000  $    9,500  $   64,535    (151,240) $  (77,205)
                                             =========== =========== =========== =========== ===========

         The accompanying notes are an integral part of these statements
                                      F-7

                            LeBlanc Petroleum, Inc.
                            Statement of Cash Flows
             for the period November 23, 2001 to December 31, 2001
       and the period November 23, 2001 (inception) to December 31, 2001


                                                    November 23,    November 23,
                                                      2001 to    2001 (inception)
                                                    December 31, to December 31,
                                                        2001            2001
                                                 --------------- ---------------
Cash flows from operating activities

Net Income (Loss)                                 $     (151,240) $     (151,240)

Adjustments to reconcile net income
   to operating cash flow

   Amortization                                               88              88
   Increase in Recapitalization Payable                  140,000         130,000
   Increase in Officer Payable                            58,500          58,500
   Increase in advances on exploration                     1,462           1,462
   Increase in advances on production expenses               242              24
                                                 --------------- ---------------
Net cash provided by operations                           49,052          39,052

Cash flows from investing activities

   Purchase of producing wells                            20,000          20,000
   Purchase of lease property                             64,000          64,000
   Purchase of working interest                           37,500          37,500
   Exploration costs of working interest                   1,463           1,463
                                                 --------------- ---------------
Net cash used for investing activities                   122,963         122,963
                                                 --------------- ---------------
Cash flows from financing activities

   Initial capitalization                                 74,000          84,000
   Merger with JBO, Inc.                                      35              35
                                                 --------------- ---------------
Net cash provided by financing activities                 74,035          84,035
                                                 --------------- ---------------
Net change in cash and cash equivalents                      124             124
Cash and cash equivalents at the beginning of periods          0               0
                                                 --------------- ---------------
Cash and cash equivalents at the end of period    $          124  $          124
                                                 =============== ===============
Supplemental disclosure of cash flow information

   Cash paid during period for income taxes       $            0  $            0
   Cash paid during period for interest           $            0  $            0


         The accompanying notes are an integral part of these statements
                                      F-8

                        LEBLANC PETROLEUM, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                         (an exploratory stage company)


NOTE 1. OVERVIEW OF OPERATIONS AND ACCOUNTING POLICIES

LeBlanc Petroleum, Incorporated (LPI Arizona) was formed on November 23, 2001 in the State of Arizona. On December 1, 2001, LPI merged into JBO, Inc. a Nevada Corporation. JBO, Inc. was the surviving entity, and thereafter amended its Articles of Incorporation to change its name to LeBlanc Petroleum, Incorporated (the "Company"). See merger note for more details. The Company is engaged primarily in the acquisition, development, production, exploration for, and the sale of oil and gas. The Company sells its oil and gas products primarily to domestic pipelines and refineries. The Company is beginning to develop its New Mexico property and should be considered an exploratory stage company.

Basis of Presentation

The accompanying statements have been prepared following accounting standards generally accepted in the United States of America. The statements have been prepared assuming that the Company will continue as a going concern. As reflected in the accompanying financial statements, the Company had negative cash flow from operations and incurred a net loss since inception. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to achieve sufficient cash flow from operations or secure adequate future financing and be therefore unable to continue as a going concern.

In the opinion of management, the accompanying balance sheets and related interim statements of income, cash flows, and stockholders' equity include all adjustments necessary for their fair presentation in conformity with U.S. generally accepted accounting principles. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results may differ from these estimates. Interim results are not necessarily indicative of results for a full year. The information included in this Form 10-QSB should be read in conjunction with Management's Discussion and Analysis and financial statements and notes thereto included in the Company's 2001 Form 10-K.

Revenue Recognition

The Company recognizes revenue when the oil or gas is sold to an outside party.

Advertising

Advertising and marketing costs are expensed as incurred. Advertising expense totaled $0 for the period ended December 31, 2001.

Equipment

Equipment will be depreciated using the straight-line method over its estimated useful lives according to industry standards applicable in the oil and gas industry. Currently the Company has no equipment.

Use of Estimates
                                      F-9

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Earnings per Share

The basic earnings (loss) per share are calculated by dividing the Company's net income available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has no potentially dilutive securities outstanding at the end of the statement periods. Therefore, the basic and diluted earnings (loss) per share are presented on the face of the statement of operations as the same number.

The Company has no options, warrants, convertible debt or any other form of security other than common stock.

Stock Based Compensation to Employees and Directors

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, Accounting for Stock-Based Compensation. In this statement stock based compensation to employees and directors is divided into two general categories, namely compensatory and non-compensatory. With non-compensatory compensation no security value is booked until the stock is actually paid for. With compensatory compensation the Company may select between two methods, the fair value or the intrinsic value methods. The Company has selected to value all securities based compensation to employees and directors at its fair value, which is the preferred method.

Securities Based Compensation to Non-Employees

SFAS 123 provides that securities based compensation paid to non employees be recorded with a value which is based upon the fair value of the stock given.

Oil and Gas Properties

The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs and costs or carrying and retaining unproved properties are expensed.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated dismantlement and abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their useful lives.
                                      F-10

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the costs of the interest retained.

NOTE 2. MERGER

On December 2, 2001 Leblanc Petroleum, Incorporated (the Arizona corporation) merged with the Nevada corporation JBO, Inc. JBO, Inc. had no operations, 5,000,000 shares of common stock outstanding and could be considered a "shell" company. JBO, Inc. issued an additional 9,000,000 shares of common stock in exchange for all of Leblanc Petroleum, Incorporated common stock outstanding, which was also 9,000,000. At the same time 4,500,000 shares were returned to the Company and retired netting an increase of 500,000 shares for the merger. The surviving legal entity was JBO, Inc. which then changed its name to LeBlanc Petroleum, Inc. This merger was a recapitalization and was accounted for as a reverse acquisition (merger) and is shown on the statement of stockholders' equity. JBO's balance sheet on November 23, 2001 was the following.

   Cash              35
   Debt               0
   Equity            35

Note 3 STOCKHOLDERS' EQUITY

Authorized Capital Stock

The Company has a total authorized capital of 25,000,000 shares of common stock at $.001 par value per share. Shareholders have all the rights afforded them by Nevada law.

Employee Stock Option Plans

The Company has no stock options plans in place for either the employees, officers or directors. The Company may however in the future establish these types of programs.

Initial Capitalization

The Company's initial capitalization of 9,000,000 shares of common stock was paid for with $54,000 cash and the transfer of producing Louisiana gas wells valued at $20,000 for a total of $74,000. The Louisiana property was valued at the cost basis of the contributing shareholders. See reserve note for details on future expected cash flow information.

Merger

The merger with JBO, Inc. effectively increased the Company's common stock by 500,000 shares. See Note 2 for the details on this merger. The total common shares after the merger was 9,500,000.
                                      F-11

Note 4. LEASES AND OTHER COMMITMENTS:

The Company is sharing an office with an officer at no expense to the Company. The Company has no long term lease commitments.

Note 5. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As of the balance sheet date the Company had no established sources of revenue and its planned exploration is just beginning. These factors raised doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Management plans are to raise capital and to develop the New Mexico properties and other properties which will be purchased.

Management expects these plans to allow the Company to become profitable in one of the latter quarters of the upcoming fiscal year. No assurance can be made however that these plans will be successful.

Note 6 CONTINGENCIES

Dependence Upon Management.

The success of the Company in developing reserves of crude oil and natural gas and cash flow from the production therefrom is dependent primarily upon the active participation of Gordon M. LeBlanc, Jr., the Company's Chairman and President, and G. Maurice LeBlanc, III, the Vice President of the Company. Both of Messrs. LeBlanc and LeBlanc have substantial experience in the oil and gas business. Gordon M. LeBlanc, Jr. has been an oil and gas operator since 1983. Each intends to devote substantially all of his time and attention to the operation and management of the Company. The Company does not have key man life insurance on the lives of, nor any employment agreement with, any of its officers or directors.

Environmental Matters.

The Company's operations and properties will be subject to extensive and changing federal, state and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. The recent trend in environmental legislation and regulation generally is toward stricter standards, and this trend will likely continue. These laws and regulations may (i) require the acquisition of a permit or other authorization before construction or drilling commences and for certain other activities; (ii) limit or prohibit construction, drilling and other activities on certain lands lying within wilderness and other protected areas; and (iii) impose substantial liabilities for pollution resulting from the Company's operations. The permits required for several of the Company's operations are subject to revocation, modification and renewal by issuing authorities. Governmental authorities have the power to enforce their regulations, and violations are subject to fines or injunctions, or both. In the opinion of management, the Company is in substantial compliance with current applicable environmental laws and regulations, and the Company has no material commitments for capital expenditures to comply with existing environmental requirements.
Nevertheless,  changes in  existing  environmental  laws and  regulations  or in

                                      F-12
interpretations thereof could have a significant impact on the Company, as well as the oil and natural gas industry in general.

The Comprehensive Environmental, Response, Compensation, and Liability Act ("CERCLA") and comparable state statutes impose strict, joint and several liability on owners and operators of sites and on persons who disposed of or arranged for the disposal of "hazardous substances" found at such sites. It is not uncommon for the neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. The Federal Resource Conservation and Recovery Act ("RCRA") and comparable state statutes govern the disposal of "solid waste" and "hazardous waste" and authorize the imposition of substantial fines and penalties for noncompliance. Although CERCLA currently excludes petroleum from its definition of "hazardous substance," state laws affecting the Company's operations impose clean-up liability relating to petroleum and petroleum related products. In addition, although RCRA classifies certain oil field wastes as "non-hazardous," such exploration and production wastes could be reclassified as hazardous wastes thereby making such wastes subject to more stringent handling and disposal requirements.

The Company intends to acquire leasehold interests in properties that for many years have produced oil and natural gas. Although the previous owners of these interests may have used operating and disposal practices that were standard in the industry at the time, hydrocarbons or other wastes may have been disposed of or released on or under the properties. In addition, some of its properties may be operated in the future by third parties over which the Company has no control. Notwithstanding the Company's lack of control over properties operated by others, the failure of the operator to comply with applicable environmental regulations may, in certain circumstances, adversely impact the Company.

The National Environmental Policy Act ("NEPA") is applicable to many of the Company's planned activities and operations. NEPA is a broad procedural statute intended to ensure that federal agencies consider the environmental impact of their actions by requiring such agencies to prepare environmental impact statements ("EIS") in connection with all federal activities that significantly affect the environment. Although NEPA is a procedural statute only applicable to the federal government, a portion of the Company's San Juan Basin properties may be acreage located on federal land. The Bureau of Land Management's issuance of drilling permits and the Secretary of the Interior's approval of plans of operation and lease agreements all constitute federal action within the scope of NEPA. Consequently, unless the responsible agency determines that the Company's drilling activities will not materially impact the environment, the responsible agency will be required to prepare an EIS in conjunction with the issuance of any permit or approval.

The Endangered Species Act ("ESA") seeks to ensure that activities do not jeopardize endangered or threatened animal, fish and plant species, nor destroy or modify the critical habitat of such species. Under ESA, exploration and production operations, as well as actions by federal agencies, may not significantly impair or jeopardize the species or their habitat. ESA provides for criminal penalties for willful violations of the Act. Other statutes that provide protection to animal and plant species and that may apply to the Company's operations include, but are not necessarily limited to, the Fish and Wildlife Coordination Act, the Fishery Conservation and Management Act, the Migratory Bird Treaty Act and the National Historic Preservation Act. Although the Company believes that its operations are in substantial compliance with such statutes, any change in these statutes or any reclassification of a species as endangered could subject it to significant expense to modify its operations or could force the Company to discontinue certain operations altogether.
                                      F-13

Note 7 RELATED PARTY

The directors and officers of the Company have other interests in the oil and gas business, which may present conflicts of interest with respect to the activities of the Company. Chairman and President Gordon M. LeBlanc, Jr. is involved on a part time basis for his own account as an independent oil and gas producer. Mr. LeBlanc often permits others to participate (i.e., acquire a working interest) in his oil and gas projects. Mr. LeBlanc has represented to the Company that oil or natural gas prospects in which he offers the opportunity for third parties to participate, and which Mr. LeBlanc, in his sole discretion, believes to be appropriate for the Company, will be offered to it on terms no less favorable to the Company than are available to any third party. Also, oil and gas business opportunities generated by others and made available to Mr. LeBlanc for his participation, which Mr. LeBlanc, in his sole discretion, believes to be appropriate for the Company, will be made available to it on the same terms as are offered to Mr. LeBlanc. Mr. LeBlanc may or may not participate in such ventures for his own account. The Company will participate in an oil or natural gas prospect made available by Mr. LeBlanc only if a majority of the Company's directors, not including Mr. LeBlanc, approve the investment. As of the date of this prospectus, each of the other directors is personally related to Mr. LeBlanc as members of his immediate family, and each has existing personal interests in various aspects of the oil and gas business and each intends to continue such activities on his or her own behalf. However, each of the directors has represented that any business opportunity in the oil or natural gas business involving a property located within 50 miles of any existing property in which the Company holds an interest will be first offered to the Company before the director pursues the opportunity for his or her own benefit or offers the opportunity to a third party.

The Company currently shares executive office space with its Chairman and President, Gordon M. LeBlanc, Jr., at no cost to the Company at 5527 East Camelback Road, Phoenix, Arizona 85018. At such time that revenues permit, the Company intends to obtain separate office space in the Phoenix, Arizona metropolitan area.

On December 1, 2001, the Company redeemed 2,250,000 shares of its common stock from William D. O'Neal, the former President and Director of the Company, in exchange for $5,000 in cash, and a promissory note made by the Company in favor of Mr. O'Neal in the original principal amount of $70,000.00. The note is non-interest bearing and requires consecutive monthly payments of $10,000.00 per month, commencing on January 1, 2002 and on the first day of each month thereafter until paid in full. The note is secured by a stock pledge agreement of even date that provides Mr. O'Neal with, among other things, the right to foreclose upon the shares redeemed in the event of a default by the Company which is not timely cured. On December 1, 2001, the Company redeemed 2,250,000 shares of its common stock from Stephen F. Burg, the former Secretary and Director of the Company, upon the identical terms as with Mr. O'Neal. As of March 31, 2002, the Company was current on these obligations.

NOTE 8 RESERVES

The following estimates of proved and proved developed reserve quantities and related standardized measure of discounted net cash flow are estimates only, and do not purport to reflect realizable values or fair market values of the Company's reserves. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise then those of producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available. All of the Company's reserves are located in the United States.
                                      F-14

Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with considerations of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses (based on year end statutory tax rates, with consideration of future tax rates already legislated) to be incurred on pretax net cash flows less tax basis of the properties and available credits, and assuming continuation of existing economic conditions. The estimated future net cash flows are then discounted using a rate of 10 per cent a year to reflect the estimated timing of the future cash flow. The schedule below only relates to the gas properties in Louisiana, which are the Company's only proved reserves.

Undeveloped oil and gas proved reserves.

          The Company has no proved undeveloped oil and gas reserves as of December 31, 2001 or March 31, 2002

          Proved developed oil and gas reserves as of December 31, 2001

          The Company has no proved developed oil reserves as of either December 31, 2001 or March 31, 2002.

          Proved developed gas reserves located in the state of Louisiana, USA

          Beginning of the period mcf                                    110,793
          Revisions of previous estimates                                      0
          Improved recovery                                                    0
          Purchases of minerals                                                0
          Extensions and discoveries                                           0
          Productions                                                        489
          Sales of minerals in place                                           0

          End of period                                                  110,304

          Standardized Measure of Discounted Future Net Cash Flows at December 31, 2001

          Future cash inflows                                           $198,547
          Future production costs                                        158,838
          Future development costs                                             0
          Future income tax expenses                                       8,736
                                                                      ----------
                                                                          30,973
          Future net cash flows, 10% discounted for estimated timing
          of cash flows                                                    7,057
                                                                      ----------
          Standardized measures of discounted future net cash flows
          relating to proved gas reserves.                               $23,916
                                                                      ----------
                                      F-15

     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
  2.1             Articles of Merger
  2.2             Exhibit A to Articles of Merger:  Plan of Merger
  2.3             Amendment to Articles of Incorporation






                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


   LeBlanc Petroleum, Inc.

                                                  By:  /s/ Gordon M. LeBlanc,Jr.
May 20, 2002                                      ----------------------------
                                                          Gordon M. LeBlanc, Jr.
                                                          President

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